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CommScope and Andrew Transition News

November 14, 2007

Welcome to this seventh and special edition of CommScope and Andrew Transition News, our vehicle for communicating with everyone about the progress of bringing together our two strong companies.

Senior Leadership and Organization Named

The senior leadership that will guide CommScope after completion of the Andrew acquisition has been named by CommScope Chairman and Chief Executive Officer Frank Drendel.  The organizational structure and roles will take effect immediately after the transaction closes, which is expected by the end of December 2007.

President and Chief Operating Officer Brian Garrett and Executive Vice President and Chief Financial Officer Jearld Leonhardt will continue to report to Drendel, as will Executive Vice President Eddie Edwards in his business development role.

Click here for organizational chart.

Garrett will continue to have responsibility for the company’s product, sales and operations functions, as follows:

•                  Andrew Wireless Solutions, comprised of Antenna, Cable and Cabinet Group (ACCG), led by Ted Hally, executive vice president and general manager, and Wireless Network Solutions (WNS), led by Eddie Edwards, executive vice president and general manager.

•                  Enterprise Solutions, led by Randy Crenshaw, executive vice president and general manager.

•                  Broadband Sales and Marketing, led by Jim Hughes, executive vice president.

•                  Global Supply Chain, led by Carson Cato, senior vice president.

•                  Total Quality Management, led by Rick Huey, vice president.

•                  Merger Integration, led by Bob Hudzik, currently Andrew’s senior vice president and chief human resources officer.

Click here for organizational chart.

Additional details of the overall organization will be shared in early December.   There are no changes to the Enterprise Solutions and Broadband Sales and Marketing

organizations.   Chris Story will continue his role as executive vice president, Broadband Operations, and will add the responsibility of Manufacturing Operations for the Andrew Wireless Solutions business. Story will report to Ted Hally.

Leonhardt will continue to have responsibility for the company’s corporate finance and administrative functions, as follows:

•                  Finance, led by Bill Gooden, senior vice president and controller.

•                  Information Technology, led by Kap Kim, senior vice president and chief information officer.

•                  Internal Audit, led by Chet Spruill, director.

•                  Human Resources and Environment, Health and Safety, led by Jim Wright, senior vice president.

•                  Legal, led by Burk Wyatt, senior vice president, general counsel, secretary and Corporate Ethics and Compliance officer

•                  Investor Relations and Corporate Communications, led by Phil Armstrong, vice president.

Click here for organizational chart.

Edwards will continue to have responsibility for the company’s Business Development function.  Michael Cho will report to Edwards in a corporate development role.

Andrew’s current executive leaders—Ralph Faison, Marty Kittrell, John DeSana, Mickey Miller, Roger Manka, Justin Choi, and John Dickson—will serve the company until the transaction closes.  Bob Hudzik, currently Andrew’s chief human resources officer, will serve CommScope as merger integration leader, reporting to Brian Garrett.

“We thank the current Andrew leadership for their support during this transition period and for their service to Andrew and its employees through the years,” said Drendel.  “As we move to the future, the structure of the Andrew business will be more like CommScope’s other business units, reflecting our philosophy of placing greater responsibility and ownership within the business units and the regions.  This provides greater opportunity for team collaboration, planning and execution, which is designed to lead to improved long-term performance.  The individuals placed in these leadership roles are strong, highly-qualified people who we believe will help drive CommScope to future success.”

ORGANIZATIONS REPORTING TO THE PRESIDENT AND CHIEF OPERATING OFFICER:

ANDREW WIRELESS SOLUTIONS

The existing Andrew business will become the wireless unit of CommScope.  This unit will be called Andrew Wireless Solutions.  It will be organized as two business groups:  Antenna, Cable and Cabinet Group and Wireless Network Solutions Group.  In addition, the global wireless sales team will be integrated into the two Andrew Wireless Solutions business units, creating direct alignment of sales and product line responsibilities and goals that should lead to greater planning, execution, efficiencies and operational excellence.  The sales leadership will report jointly to the leaders of the Antenna, Cable and Cabinet Group and the Wireless Network Solutions Group.

Leaders of the Integrated Sales organization reporting jointly to Ted Hally and Eddie Edwards:

•                  Jim McIlvain, North America Sales

•                  Sylvio Peres, Latin America and Caribbean Sales

•                  Andrea Casini, Europe, Middle East, Northern Africa Sales

•                  Dennis Mugwanya, Central, West and South Africa Sales

•                  Ben Cardwell, India and Asia-Pacific Sales

•                  Patrick Leung, China Sales

•                  Peter DeVilliers, Alcatel-Lucent and Nortel Sales, who also will oversee and coordinate with the following OEM global account managers:

o            Jan Lind, Ericsson

o            Esa Hirviniemi, Nokia Siemens Networks

o            Todd Austin, Motorola

o            Brian Donohue, China OEMs

•                  Darci Moore, Sales Operations

•                  Ray Butler, Systems Engineering

The Integrated Sales organizational chart is included in org charts for Antenna, Cable and Cabinet Group and Wireless Network Solutions Group.  View by following links below for either organization.

ANDREW WIRELESS SOLUTIONS—ANTENNA, CABLE AND CABINET GROUP

This business will be a combination of Andrew’s Antenna and Cable Products Group and CommScope’s Carrier/Wireless organization.

Reporting to Ted Hally:

•                  Mike Guerin, Business Management, who will be responsible for pricing, customer contract negotiations and technical marketing for ACCG.  He is also responsible for marketing and customer service for all of Andrew Wireless Solutions.

•                  Chris Story, Manufacturing Operations, who will also be responsible for ACCG manufacturing and logistics and for developing an optimized model for manufacturing 50 ohm and 75 ohm cable

•                  Stan Catey, Cable and Towers, who will have product line management responsibility for cable, connectors and components, steel and accessories, and towers.

•                  Paul Bell, Microwave Products

•                  Jim Bowen, Antenna Systems

•                  Jerry Garrett, Cabinet Systems

•                  Donn Peterson, Construction Services

•                  Scott Palluth, Quality (dotted line; reports directly to Rick Huey, TQM)

•                  Jay Delatte, Finance (dotted line; reports directly to Mark Olson, controller, Wireless)

•                  Jacqui Macleod, Human Resources (dotted line; reports directly to Jim Wright, Human Resources)

Click here for organizational chart.

ANDREW WIRELESS SOLUTIONS—WIRELESS NETWORK SOLUTIONS GROUP

This organization is comprised of Andrew’s existing Wireless Network Solutions Group, along with the global sales leadership team that reports jointly into the Antenna, Cable and Cabinet Group.

Reporting to Eddie Edwards:

•                  Dave Cushman, Manufacturing Operations, which includes contract and in-house manufacturing

•                  Frank Liu, China

•                  Bob Suffern, RF Power Amplifiers

•                  Farid Firouzbakht, Filters, Combiners, TMAs

•                  Morgan Kurk, Wireless Innovations

•                  Terry Garner, Network Solutions (Transition)

•                  John Baker, Technical Marketing

•                  Doug Hall, WNS Services

•                  Iris Artaki, Quality (dotted line; reports directly to Rick Huey, TQM)

•                  Jim LePorte, Special Projects

•                  Kevin Curran, Finance (dotted line; reports directly to Mark Olson, controller, Wireless.)

•                  Joanne Townsend, Human Resources (dotted line; reports directly to Jim Wright, Human Resources)

Click here for organizational chart.

BROADBAND

Commercial leadership of this existing CommScope business will continue under Jim Hughes, executive vice president of Global Broadband Sales and Marketing.

Click here for organizational chart.

Leadership of Broadband Operations will continue under Chris Story, EVP, Operations. (Chris will also be responsible for manufacturing and logistics for the Antenna, Cable, and Cabinet Group and report directly to Ted Halley.)

Click here for organizational chart.

ENTERPRISE SOLUTIONS

Leadership of this existing CommScope business under the direction of Randy Crenshaw, executive vice president and general manager, is unchanged.

Click here for organizational chart.

GLOBAL SUPPLY CHAIN

Carson Cato will continue to lead the Global Supply Chain organization, which supports all of CommScope, including the Enterprise Solutions, Broadband, and Andrew Wireless Solutions businesses as well as other corporate functions. It is organized broadly into two organizations:  Procurement and Contract Manufacturing.

Reporting to Carson Cato:

•                  Everett Wohlbruck, Procurement

•                  Richard Dall’ Asen, Contract Manufacturing

Click here for organization chart

TOTAL QUALITY MANAGEMENT (TQM)

The TQM organization provides corporate direction, management and coordination of the company’s quality efforts, including management of the quality efforts within Andrew Wireless Solutions’ Quality and Reliability teams.

Reporting to Rick Huey:

•                  Mike Gialenios, Broadband TQM

•                  Sharon Wood, Enterprise Solutions TQM

•                  Paul Stevenson, Wireless TQM

•                  Scott Palluth, ACCG Quality (dotted line to Ted Hally, Andrew Wireless Solutions)

•                  Iris Artaki, WNS Quality (dotted line to Eddie Edwards, Andrew Wireless Solutions)

•                  Drew Lucas, Carrier and Cabinets

Click here for organization chart

MERGER INTEGRATION

Merger integration implementation, project management and synergy tracking is coordinated by a steering team comprised of Ted Hally and Eddie Edwards, supported by Jearld Leonhardt’s Finance and Administration organization, and led by Bob Hudzik, who reports to Brian Garrett for this role.

ORGANIZATIONS REPORTING TO THE CHIEF FINANCIAL OFFICER:

HUMAN RESOURCES AND ENVIRONMENTAL HEALTH AND SAFETY

In Human Resources, the CommScope and Andrew managers will continue to support their businesses and geographic regions pending further integration planning and implementation as facility consolidation and compensation and benefit plans are aligned in 2008. Global support functions are being integrated at this time, however, to help manage and speed this transition.

Reporting to Jim Wright:

•                  Frank Gentry, Enterprise Solutions

•                  Mitch Long, Broadband

•                  Jacqui MacLeod, Andrew Wireless Solutions—Antenna, Cable and Cabinets

•                  Joanne Townsend, Andrew Wireless Solutions—Wireless Network Solutions

•                  Karen Alden, Andrew Wireless Solutions—Americas

•                  Bianca Scheller, Andrew Wireless Solutions—EMEA

•                  Xiaowen Lu, Andrew Wireless Solutions—China

•                  Bernard Lee, Andrew Wireless Solutions—India and NE/SE Asia Pacific

•                  Susan Curry, International Broadband and Enterprise Solutions

•                  Mary Foster, Compensation

•                  Roger Schroeder, Benefits

•                  Keith Burgh, Shared Services and HR Information Systems

•                  Tony Dale, Leadership Development

•                  John Moore, Environmental Health and Safety

Click here for organizational chart.

LEGAL

The Legal department will be organized at the transaction closing to provide commercial and corporate law support for CommScope and Andrew business lines without disrupting established relationships and procedures, and to provide dedicated support for corporate-wide functions such as Securities Law, Corporate Governance, Employment/Labor Law, Real Estate, Mergers and Acquisitions, Government Affairs, and many other legal areas.  In addition, Burk Wyatt will continue to serve as the Corporate Ethics and Compliance Officer, but other in-house senior lawyers will be assisting in that regard.

Reporting to Burk Wyatt:

•                  William Pleasant, CommScope Global Commercial Law

•                  Bill Caruso, Andrew Global Commercial Law

•                  Susan Gentry, Employment, Labor, Benefits, Ethics

•                  Mike Coppin, Securities, Corporate Governance, Mergers & Acquisitions

Click here for organizational chart.

FINANCE

The Finance organization will be organized for the businesses as well as corporate-wide support for Tax, Treasury, Customer Financial Services (Credit and Collections), Financial Controls and Compliance and Corporate Accounting.

Reporting to Bill Gooden are:

•                  Barry Graham, Treasury (and Tax Support)

•                  Dan Hartnett, Tax (and Treasury Support)

•                  Ken Gutermuth, controller, Enterprise Solutions, Broadband & Carrier Group

•                  Mark Olson, controller, Wireless Group

•                  Jean Gay, Customer Financial Services

•                  Mike McFarland, Financial Controls and Compliance

•                  Bob Granow, Corporate Accounting

Click here for organizational chart.

INFORMATION TECHNOLOGY

The Information Technology department has been designed as one integrated global organization and will be staffed to provide comprehensive IT support and services for business, operations and corporate functions in all regions.  Support and services teams will be organized in primary alignment with the requirements of global business processes.  These teams will be sensitive to the unique needs and mandates of regional and local business operations.  This organization and support model will be consistent across all disciplines in IT including business applications support, IT infrastructure operations, risk management, and compliance.

Reporting to Chief Information Officer Kap Kim:

•                  Chuck Saccaro, Business Applications

•                  Rick Costello, Information and Intelligence

•                  Dan Miotti, Connectivity Services

•                  John Phelan, Technology Operations

•                  Al Floyd, Risk Management and Security

•                  Jane Jack, Shared Services

Click here for organizational chart.

INVESTOR RELATIONS AND CORPORATE COMMUNICATIONS

The Investor Relations and Corporate Communications group will provide investor relations, corporate communications and corporate marketing services for the company.  Corporate services will include global employee communications, media relations, corporate branding, and website direction as well as selected trade show, fulfillment and media support for the business units.

Reporting to Phil Armstrong:

•                  Rick Aspan, Corporate Communications

•                  Adriane Brooks, Corporate Marketing Services

•                  Lisa Fortuna, Investor Relations

•                  Mark Huegerich, Investor Relations

Click here for organizational chart.

INTERNAL AUDIT

The combined Internal Audit group will continue to operate under the current CommScope Internal Audit Charter.  The management team will be aligned with our business reporting units to allow internal audit to continue to build strong relationships with the business leadership and assist the Company with identifying and mitigating risk for CommScope.

Reporting to Chet Spruill, director:

•                  Dave Baldwin, SOX Audit

•                  Sam Steinfath, Internal Audit

•                  Heidie Cotey, Internal Audit

•                  Tony Bulick, IT Audit

Kevin Curran of the Andrew Audit team will assume a new finance role for the Wireless Network Solutions Group.

Click here for organizational chart.

Other changes, including changes to reporting relationships, will be announced in early December.

Forward-Looking Statements

This document may contain forward-looking statements regarding, among other things, the proposed business combination between CommScope and Andrew and the anticipated consequences and benefits of such transaction, as well as other financial and operational items relating to CommScope and Andrew. Statements made in the future tense, and statements using words including but not limited to “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,”  “think,” “confident,” “scheduled” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond the control of CommScope or Andrew. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. Relevant risks and uncertainties relating to the proposed transaction include, but are not limited toequired regulatory review and approval may not be obtained in a timely manner, if at all; Andrew’s stockholders may not approve the proposed transaction; the anticipated benefits and synergies of the proposed transaction may not be realized; the integration of Andrew’s operations with CommScope could be materially delayed or may be more costly or difficult than expected; the proposed transaction may not be consummated; legal proceedings may be commenced by or against CommScope or Andrew.  For a more complete description of factors that could cause such a difference, as well as risk and uncertainties generally applicable to CommScope and Andrew, please see CommScope’s filings with the Securities and Exchange Commission (SEC), which are available on CommScope’s website or at www.sec.gov, and Andrew’s filings with the SEC, which are available on Andrew’s website or at www.sec.gov. In providing forward-looking statements, neither CommScope nor Andrew intends, and neither undertakes, any duty or obligation to update these statements as a result of new information, future events or otherwise.

Additional Information

In connection with the proposed merger, CommScope filed a registration statement with the SEC on Form S-4 (File No. 333-145398) containing a  proxy statement/prospectus. On November 9, 2007, CommScope and Andrew mailed a definitive proxy statement/prospectus to Andrew’s stockholders containing information about the merger.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY.

The registration statement and the proxy statement/prospectus contain important information about CommScope, Andrew, the merger, and related matters.  Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov.  In addition to the registration statement and the proxy statement/prospectus, CommScope and Andrew file annual, quarterly, and special reports, proxy statements, and other information with the SEC.  Printed copies of these documents can also be obtained free of charge (other than a reasonable duplicating charge for exhibits to our reports on Form 10-K, Form 10-Q and Form 8-K) by any stockholder who requests them from either CommScope’s or Andrew’s Investor Relations Department:

Investor Relations	Investor Relations
CommScope, Inc.	Andrew Corporation
1100 CommScope Place, SE	3 Westbrook Corporate Center
P.O. Box 339	Suite 900
Hickory, North Carolina 28602 U.S.A.	Westchester, Illinois 60154 U.S.A.
Phone: 1-828-324-2200	Phone: 1-800-232-6767 or 1-708-236-6616
Fax: 1-828-982-1708	Fax: 1-708-492-3774
E-mail: investor.relations@commscope.com	E-mail: investor.relations@andrew.com

CommScope, Andrew and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Andrew stockholders in connection with the proposed transaction.  Information about CommScope’s directors and executive officers and their ownership of CommScope common stock is set forth in the definitive proxy statement for CommScope’s 2007 annual meeting of stockholders, as filed by CommScope with the SEC on Schedule 14A on March 16, 2007.  Information about Andrew’s directors and executive officers and their ownership of Andrew common stock is set forth in the definitive proxy statement for Andrew’s 2007 annual meeting of stockholders, as filed by Andrew with the SEC on Schedule 14A on December 29, 2006.  Other information regarding the participants in the proxy solicitation is contained in the definitive proxy statement/prospectus and other relevant materials filed with the SEC.

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